Item 14. Exhibits, Financial Statement Schedules, and Reports on Form 8-K (Continued):

Exhibit 10.28
-------------


                         THE BOSTON BEER COMPANY, INC.

                        EMPLOYEE EQUITY INCENTIVE PLAN

                   [As Adopted Effective November 20, 1995]
                   [and Amended Effective February 23, 1996]
                       [and Effective December 19, 1997]


     1.   Purpose.  The purpose of The Boston Beer Company, Inc. ("TBBC")
          -------
Employee Equity Incentive Plan (the "Equity Plan" or the "Plan") is to provide additional incentive for management and other employees of Boston Beer Company Limited Partnership, a Massachusetts limited partnership (the "Company", which term shall include TBBC and all of its affiliates), selected for participation in the Plan, to promote the growth and success of the Company's business, and to reward them for such growth and success, by making available to them for purchase shares of the Company's Class A [Limited Voting Rights] Common Stock ($0.01 par value) ("Class A Stock").

     2.   Shares Covered By the Plan.  The maximum number of shares of Class A
          --------------------------
Stock which may be issued under the Plan is 2,687,500 shares, subject to adjustment in accordance with Section 12 of the Plan. Shares of Class A Stock which are the subject of Management Options (as defined in Section 5) or Discretionary Options (as defined in Section 6) which lapse unexercised or Investment Shares which do not become Vested Shares (as defined in Section 6) and are repurchased by TBBC pursuant to Section 8(g), or which are redeemed by TBBC pursuant to Section 8(f) shall again be available for issuance hereunder.

     3.   Administration of the Plan.  The Plan shall be administered by TBBC's
          --------------------------
Board of Directors (the "Board"). In its sole discretion, the Board shall have the power to:

             (i) select management-level employees to be granted Management Options under Section 5 of the Plan and management or other employees to be granted Discretionary Options pursuant to
                    Section 6 of the Plan (in either case, individually, an Optionee and collectively, "Optionees");

               (ii) authorize the grant of options ("Options") to acquire shares ("Option Shares") of Class A Stock, pursuant to Sections 5 and 6 of the Plan;

              (iii)  construe the Plan;

               (iv)  determine all questions arising under the Plan; and

                (v) adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable.



          The decision of the Board as to all questions of interpretation and application of the Plan shall be final and binding on all persons.

     4.   Eligibility.  Employees eligible to participate in the Plan ("Eligible
          -----------
Employees") are those employees of the Company who:

               (i) have been employed by the Company for at least one (1) year; and

              (ii) have entered into an Employment Agreement (the "Employment Agreement") with the Company containing substantially the covenants and the terms and conditions set forth in the form of Employment Agreement attached hereto as EXHIBIT A and/or
                                                               ---------
                    such other terms and conditions as the Board in its discretion may from time to time require.

          Only full-time management-level Eligible Employees, as determined by the Board in its sole discretion, shall be selected by the Board for the grant of a Management Option. In designating Optionees for Management Options, the Board shall take into account each prospective Optionee's level of responsibility, performance, potential and such other considerations as the Board deems appropriate.

     5.   Grants of Management Options.
          ----------------------------

          (a) For purposes hereof the following terms shall have the following meanings:

               (i) The term "Option Share Value" means the fair market value of shares of Class A Stock as of the Option Date, as determined by the Board.

              (ii) The effective date of each Management Option shall be January 1 in the year in which the grant is made and is referred to herein as the "Option Date", except that Management Options shall be announced on or about March 15 in each year.

             (iii) An Optionee's "Option Grant Percentage" shall be the percentage of his or her base salary which may be received by him or her in the form of the grant of a Management Option, as determined by the Board in its discretion, taking into consideration such performance criteria as it shall, from time to time, deem appropriate.

          (b) Each Optionee shall be granted as of the Option Date a Management Option to acquire Option Shares. Each such Management Option granted to an Optionee shall have a value (the "Option Value") equal to the amount calculated by multiplying the Optionee's base salary earned during the calendar year ending immediately prior to the Option Date, by his or her Option Grant Percentage.

          (c) The exercise price per Option Share under Management Options shall in all cases be $0.01 per Share.

          (d) After the Board determines that it will grant a Management Option to an Optionee under the Plan, it shall notify the Optionee in writing, stating the number of Option Shares to which his or her Management Option shall be subject. Such notice shall incorporate by reference the terms, conditions, restrictions and other provisions set forth in the Plan.

          (e) No Management Options shall be granted after December 19, 1997.

     6.   Grants of Discretionary Options.  The Board may also, from time to
          -------------------------------
time, grant to Eligible Employees options ("Discretionary Options") to acquire shares of Class A Stock, on such terms and conditions, including exercise price, as the Board shall determine.

     7.   Right to Exercise Options.  Each Management Option and, except as the
          -------------------------
Board may from time to time otherwise determine with respect to a particular Discretionary Option, each Discretionary Option, shall be set forth in an Option Agreement, substantially in the form attached hereto as EXHIBIT B, which shall
                                                        ---------
include in any event the following terms, conditions and restrictions:

          (a) Except as otherwise determined from time to time by the Board in connection with specific options, the right to exercise each Management Option or Discretionary Option shall vest over the period of five (5) years after the Option Date at the rate of twenty percent (20%) of the Option Shares covered thereby per year, so long as the Optionee continues to be employed by the Company as of each vesting date, provided that (i) the Board may in its
                                 --------
discretion permit accelerated vesting, (ii) Management Options shall become exercisable in full in the event of an Optionee's retirement at or after age 65, death or disability, and

(iii) the Board may tie exercisability to compliance by an Optionee with any applicable restrictive covenants.

          (b) Except as determined by the Board from time to time, each Management Option and each Discretionary Option shall terminate on the earlier to occur of the expiration of (i) ninety days after the Optionee ceases to be an employee of the Company and (ii) ten (10) years after the Option Date.

     8.   Purchase of Investment Shares.
          -----------------------------

          (a) Eligible Employees may also become "Participants" in the Plan and invest up to ten percent (10%) of their most recent annual W-2 earnings in shares ("Investment Shares") of Class A Stock. The number of Investment Shares which can be purchased by each Participant will be computed by dividing 10% of the Participant's W-2 earnings by the Investment Share Value (as defined in Section 8(c)). After a Participant has been employed by the Company for at least two (2) years, Investment Shares will be issued at a discount from Investment Share Value based on length of service. The cost to the Participant will be the Investment Share Value, discounted, if applicable, according to the schedule in Section 8(c). For each full year Investment Shares are held after issuance and the Participant remains employed with the Company, twenty percent (20%) will become fully vested ("Vested Shares"). Investment Shares not yet vested shall cease to vest upon the termination of a Participant's employment with the Company, except as otherwise then determined by the Board, unless such termination was because of retirement at or after reaching age 65, death or disability. Upon termination of a Participant's employment with the Company because of retirement at or after reaching age 65, death or disability, all then unvested Investment Shares shall fully vest.

          (b) The maximum number of Investment Shares that may be issued to each Participant at any time will be equal to ten percent (10%) of his or her most recent annual W-2 earnings, divided by the applicable Discounted Investment Share Value then in effect under Section 8(c), below.

          (c) The issuance price for Investment Shares will be based on the then Investment Share Value. Investment Share Value shall be the mean between the high and the low prices at which shares of Class A stock traded on the New York Stock Exchange or on any other exchange on which such shares may be traded, on the day next preceding the date of a Participant's investment in Investment Shares, which ordinarily shall be effective as of January 1 in each applicable year. The issuance price for Investment Shares will be the "Discounted Investment Share Value", determined based on discounts from Investment Share Value, keyed to each Eligible Employee's tenure with the Company.

               Prior to 2 full years of employment, there will be no discount After 2 full years of employment, the discount will be 20% After 3 full years of employment, the discount will be 30% After 4 full years of employment, the discount will be 40%



          (d) Each Participant will be responsible for the withholding taxes payable on his or her W-2 earnings, including on the amount of taxable income realized by him or her by reason of the purchase of Investment Shares at Discounted Investment Share Value, whether recognized at the time of purchase or upon vesting.

          (e) All Investment Shares which have not yet vested shall be held in escrow by an escrow agent selected by the Board, pursuant to a Restricted Stock Escrow Agreement, substantially in the form attached hereto as EXHIBIT C.
                                                               ---------
          (f) Each Participant who purchases Investment Shares and who is not subject to the provisions of Section 16(b) of the 1934 Act shall have the right at any time to cause the Company to redeem all, but not less than all, of the Investment Shares previously purchased by him or her but which have not yet vested at a price equal to the lesser of (i) the Discounted Investment Share Value at which the Shares were issued and (ii) the Investment Share Value, as of the date next preceding the date on which the Investment Shares are tendered for redemption.

          (g) In the event of the termination of the employment with the Company of any Participant who holds Investment Shares, TBBC shall have the right, but not the obligation, to redeem within ninety (90) days after such termination any or all of such Investment Shares which are not Vested Shares at a price, payable in cash, equal to the lesser of (i) the Discounted Investment Share Value at which the Shares were issued and (ii) the Investment Share Value, as of the date next preceding the date on which the Investment Shares are called for redemption.

     9.  Previously Granted Options and Investment Shares.  All options granted
         ------------------------------------------------
by Boston Beer Company Limited Partnership prior to November 20, 1995, which were assumed under the Plan on that date and became Management Options or Discretionary Options, shall first become exercisable, to the extent that the right to exercise has otherwise then vested, on March 1, 1996, except that any such option held by Optionees subject to the provisions of Section 16 (b) of the 1934 Act shall not become exercisable until May 20, 1996. All Investment Shares purchased from Boston Beer Company Limited Partnership prior to November 20, 1995, which have vested prior to March 1, 1996, shall be issued to the applicable Participants on that date, except that Vested Investment Shares otherwise then issuable to Participants subject to the provisions of Section 16(b) of the 1934 Act shall not be issuable until May 20, 1996.

     10.  Provisions Relating to Securities Act.  Notwithstanding any other
          -------------------------------------
provision of the Plan, TBBC may delay the issuance of Option Shares covered by the exercise of a Management Option or a Discretionary Option or any Investment Shares which have become Vested Shares (in either case, "Shares") until one of the following conditions shall be satisfied:

               (i) Such Shares are at the time of issuance effectively registered under applicable federal and state securities acts, as now in force or hereafter amended; or

               (ii) Counsel for TBBC shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that the issuance of such Shares is exempt from registration under applicable federal and state securities acts, as now in force or hereafter amended.

Moreover, unless the Shares to be issued have been effectively registered under the Securities Act of 1933, as amended (the "Act"), TBBC shall be under no obligation to issue such Shares unless the Optionee or Participant shall first give written representation to TBBC, satisfactory in form and scope to TBBC's counsel and upon which in the opinion of such counsel TBBC may reasonably rely, that he or she is acquiring the Shares to be issued to him or her as an investment and not with a view to or for sale in connection with any distribution thereof in violation of the Act. TBBC shall have no obligation, contractual or otherwise, to any Optionee or Participant to register under any federal or state securities laws any Shares issued under the Plan to such Optionee or Participant.

     11.  Expenses of the Plan.  All costs and expenses of the adoption and
          --------------------
administration of the Plan shall be borne by the Company, and none of such expenses shall be charged to any Optionee or Participant.

     12.  No Contractual Right to Participate and No Right to Continued
          -------------------------------------------------------------
Employment.  Nothing in the Plan shall be deemed to give any employee of the
----------
Company, or his or her legal representatives or assigns, or any other person claiming under or through him or her, any contractual or other right to participate in the benefits of the Plan. Nothing in the Plan and no action or grant thereunder shall be construed to constitute or be evidence of any agreement or understanding, express or implied, on the part of the Company to employ or retain in its employ for any specific period of time any Optionee or Participant. No grant of a Management Option or a Discretionary Option to an Optionee shall give to such Optionee any rights as a stockholder in the Company nor any rights in any Option Shares, except to the extent the Option has been exercised and Option Shares issued.

     13.  Dilution and Other Adjustments.  In the event that the outstanding
          ------------------------------
shares of Class A Stock are changed into or exchanged for a different number or kind of shares or other securities of TBBC or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares which may be issued under the Plan and as to which outstanding Management Options or Discretionary Options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the Optionee shall be maintained as before the occurrence of such event; such adjustment in outstanding discretionary Options shall be made without change in the total price applicable to the unexercised portion of such Discretionary Options and with a corresponding adjustment in the exercise price per share. The exercise price per share of Management Options shall remain $0.01 per share.

     14.  Transferability.  No right or interest under the Plan of any Eligible
          ---------------
Employee shall be assignable or transferable, in whole or in part, either directly or by operation of law or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, other than by will or the laws of descent and distribution; and no such right or interest of any Eligible Employee shall be subject to any obligation or liability of such Eligible Employee. The Option shall be null and void and without effect upon the bankruptcy of the Optionee or upon any attempted assignment or transfer, except as hereinabove provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the Option.

     15.  Withholding of Income Taxes.  The Company shall have the right to
          ---------------------------
deduct from amounts otherwise payable by the Company to an Optionee or Participant by way of salary or wages or otherwise, any Federal, state or local taxes required by law to be withheld with respect to the exercise of a Management Option or Discretionary Option granted under the Plan or the purchase or vesting under the Plan of Investment Shares which results in taxable income to the Optionee or Participant.

     16.  Effective Date.  The Plan shall became effective upon its adoption by
          --------------
the Board and its approval by the holders of TBBC's Class B [Voting] Common Stock ($0.01 par value) (the "Class B Stock") and a majority in interest of TBBC's then issued and outstanding Class A Stock on November 20, 1995.

     17.  Amendment and Termination of the Plan.  The Board, subject to the
          -------------------------------------
approval of the holders of a majority in interest of TBBC's issued and outstanding Class B Stock, may at any time terminate, extend, or amend the Plan; provided, however, that termination or amendment of the Plan shall not, without the consent of any person affected thereby, modify or in any way affect any Option granted or Investment Shares purchased prior to such termination or amendment.

Item 14. Exhibits, Financial Statement Schedules, and Reports on Form 8-K (Continued):

Exhibit 10.28 (Continued)
-------------------------

                                 EXHIBIT A
                                 ---------

                             EMPLOYMENT AGREEMENT



     AGREEMENT entered into by and between BOSTON BEER COMPANY LIMITED PARTNERSHIP, a Massachusetts limited partnership having its executive offices at 75 Arlington Street, Boston, Massachusetts 02116 (the "Company"), and the undersigned employee of the Company (the "Employee").

     In consideration of the employment or continued employment of the Employee by the Company and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Employee hereby agrees with the Company as follows:

     1.   Duties.  The Company hereby agrees to employ or continue to employ the
          ------
Employee in the position identified below the Employee's signature on this Agreement, and the Employee hereby accepts such employment. For so long as he or she is employed by the Company, the Employee shall devote himself or herself to the affairs of the Company on a full business time basis and shall not engage in any other business activities, which, either singly or in the aggregate, materially interfere with his or her duties to the Company.

     2.   Compensation.  In consideration for the performance by the Employee of
          ------------
his or her duties hereunder, the Company shall pay to the Employee a base salary, payable weekly at the current rate set forth below the Employee's signature on this Agreement, and such other compensation as the Company may from time to time determine, which the Employee agrees to accept in full satisfaction for his or her services. The Employee shall also be entitled to participate in any employee incentive compensation or stock option program (an "Incentive Plan"), adopted from time to time by the Company for its employees generally.

     3.   Proprietary Information.  The Employee hereby acknowledges that the
          -----------------------
techniques, recipes, formulas, programs, processes, designs and production, distribution, business and marketing methods, training methods and materials, and manuals used and to be used by the Company are of a confidential and secret character, of great value and proprietary to the Company. The Company shall give or continue to give the Employee access to the foregoing categories or confidential and secret information and the trade secrets of its customers (collectively, "Proprietary Information"), so long as the Employee continues to provide services to the Company, and permit the Employee to work thereon and become familiar therewith to whatever extent the Company in its sole discretion determines. The Employee agrees that, without the prior written consent of the Company, he or she shall not, during his or her employment by the Company or at any time thereafter, divulge to anyone or use to his or her benefit any Proprietary Information, unless such Proprietary Information shall be in the public domain in a reasonably integrated form through no fault of the Employee. The Employee further agrees (i) to take all reasonable precautions to protect from loss or disclosure all documents supplied to the Employee by the Company and all documents, notebooks, materials and other data relating to any work performed by the Employee or others relating to the Proprietary Information,
(ii) not to make any copies of any of these documents, notebooks, materials and data, without the prior written permission of the Company, and (iii) upon termination for whatever reason of the Employee's employment with the Company, to deliver these documents, notebooks, materials and data forthwith to the Company.

     4.   Covenant Not-to-Compete.  In specific consideration for his or her
          -----------------------
eligibility to participate in an Incentive Plan, the Employee hereby agrees to be bound by the provisions of this Section 4. During the period commencing on the date hereof and continuing until the expiration of one (1) year from the date on which the Employee last receives compensation in any form from the Company, the Employee shall not, without the prior written consent of the Company, which consent the Company may grant or withhold in its sole discretion, engage, directly or indirectly, for his or her own account or the account of others, as an employee, consultant, partner, officer, director or stockholder (other than a holder of less than five percent (5%) of the issued and outstanding stock or other equity securities of an issuer whose securities are publicly traded), or otherwise, in the importing, production, marketing or distribution to distributors of any beer or ale brewed outside of the United States which is imported into the United States or any American beer or ale having a wholesale price within twenty percent (20%) of the wholesale price of any of the Company's products.

     5.   Remedy for Breach.  The Employee expressly recognizes that any breach
          -----------------
of this Agreement by him or her is likely to result in irreparable injury to the Company and agrees that, in addition to any other rights or remedies which the Company may have, the Company shall be entitled, if it so elects to institute and prosecute proceedings in any court of competent jurisdiction, either in law or in equity, to obtain damages for any breach of this Agreement; to enforce the specific performance of this Agreement by the Employee; and to enjoin the Employee from activities in violation of this Agreement.

     6.   Entire Agreement; Modification.  This instrument contains the entire
          ------------------------------
Agreement of the Company and the Employee with respect to the subject matter contained herein and may be altered, amended or superseded only by an agreement in writing, signed by both parties or the party against whom enforcement of any waiver, change, modification, extension or discharge is sought. No action or course of conduct shall constitute a waiver of any of the terms and conditions of this Agreement, unless such waiver is specified in writing, and then only to the extent so specified. A waiver of any of the terms and conditions of this Agreement on one occasion shall not constitute a waiver of the other terms and conditions of this Agreement, or of such terms and conditions, on any other occasion.

     7.   Severability.  The Employee and the Company hereby expressly agree
          ------------
that the provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any provision or covenant herein contained is invalid, in whole or in part, the remaining provisions shall remain in full force and effect and any such provision or covenant shall nevertheless be enforceable as to the balance thereof.

     8.   Binding Effect; Benefit.  This Agreement shall be binding upon the
          -----------------------
Employee, without regard to the duration of his or her employment by the Company or the reasons for the cessation of such employment, and upon his or her administrators, executors, heirs, and assigns, and shall inure to the benefit of the Company and its affiliates and subsidiaries, and its and their successors and assigns.

     9.   Counterparts.  This Agreement may be executed in multiple
          ------------
counterparts, each of which shall be considered and have the force and effect of an original.

     10.   Governing Law.  The validity, interpretation and performance of this
           -------------
Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed on its behalf and the Employee has hereunto set his or her hand and
seal, this      day of           , 199 .

                                  BOSTON BEER COMPANY LIMITED PARTNERSHIP



                                  By:
                                     -------------------------------------------



                                  ----------------------------------------------
                                  Signature of Employee



                                  ----------------------------------------------
                                  Name of Employee



                                  ----------------------------------------------
                                  Position



                                  ----------------------------------------------
                                  Current Pay Rate

Item 14. Exhibits, Financial Statement Schedules, and Reports on Form 8-K (Continued):

Exhibit 10.28 (Continued)
-------------------------


                                   EXHIBIT B
                                   ---------

                         THE BOSTON BEER COMPANY, INC.

                               OPTION AGREEMENT


     AGREEMENT entered into effective as of               by and between THE
BOSTON BEER COMPANY, INC., a Massachusetts corporation (the "Company"), and the undersigned employee of the Company or one of its affiliates (the "Optionee").

     IN CONSIDERATION OF services rendered and to be rendered by the Optionee to the Company and of the mutual covenants and agreements contained herein, the Company and the Optionee hereby agree as follows:

     1.    Grant of Option.  The Company hereby irrevocably grants to the
           ---------------
Optionee an option (the "Option") to purchase all or any part of an aggregate of _____ shares (the "Shares") of the Company's Class A Common Stock, on the terms and conditions hereinafter set forth.

     2.    Purchase Price and Exercisability.
           ---------------------------------

           (a) The purchase price ("Purchase Price") for the Shares is _______ ($____) per Share.

           (b) So long as the Optionee continues to be employed by the Company or an affiliate of the Company as of each indicated date, the Option shall become exercisable, as follows:

                              Additional Shares       Total Shares
                 Date         Exercisable             Exercisable
                 ----         ----------------        -----------

                 January 1, _______
                 January 1, _______
                 January 1, _______
                 January 1, _______
                 January 1, _______



     3.   Manner of Exercise of Option.  To the extent exercisable, the Option
          ----------------------------
may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the

Option, to the Company, stating the number of Shares with respect to which the Option is being exercised, accompanied by payment in full of the Purchase Price for such Shares in cash. There shall be no exercise at any one time as to fewer than one hundred (100) Shares or all of the remaining Shares then purchasable by the person or persons exercising the Option, if fewer than one hundred (100) Shares.

     4.    Term of Option.  The Option shall terminate on the sooner to occur of
           --------------
(i) the expiration of ninety (90) days after the Optionee ceases to be an employee of the Company, regardless of the reason therefor or (ii) the close of business on December 31, 200_.

     5.    Non-Transferability.  The right of the Optionee to exercise the
           -------------------
Option shall not be assignable or transferable by the Optionee otherwise than by will or the laws of descent and distribution, and the Option may be exercised during the lifetime of the Optionee only by him or her. The Option shall be null and void and without effect upon the bankruptcy of the Optionee or upon any attempted assignment or transfer, except as hereinabove provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the Option.

     6.    Restrictions on Issue of Shares.
           -------------------------------

           (a) Notwithstanding the provisions of Section 3 hereof, the Company may delay the issuance of Shares covered by the exercise of the Option until one of the following conditions shall be satisfied:

                 (i) The Shares with respect to which the Option has been exercised are at the time of the issuance of such Shares effectively registered under applicable federal and state securities acts, as now in force or hereafter amended; or

                 (ii) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that the issuance of such Shares is exempt from registration under applicable federal and state securities acts, as now in force or hereafter amended.

           (b) In the event that for any reason the Shares to be issued upon exercise of the Option shall not be effectively registered under the Securities Act of 1933 (the "1933 Act"), upon any date on which the Option is exercised in whole or in part, the Company shall be under no further obligation to issue Shares covered by the Option, unless the person exercising the Option shall give a written representation to the Company that such person is acquiring the Shares issued to him or her pursuant to such exercise of the Option for investment and not with a view to, or for sale in connection with, the distribution of any such Shares, and that he or she will make no transfer of the same except in compliance with the 1933 Act and the rules and regulations promulgated thereunder and then in force, and in such event, the Company may place an "investment legend", so-called, upon any certificate for the Shares which may be issued by reason of such exercise.

     7.    Adjustments Upon Changes in Capitalization.  In the event that shares
           ------------------------------------------
of the Company's Class A Common Stock are changed into or exchanged for a different number or kind of securities of the Company or of another entity by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares or dividend payable in capital stock or other securities, appropriate adjustment shall be made in the number and kind of securities as to which the Option, or any part thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the Optionee shall remain as before the occurrence of such event; such adjustment in the Option shall be made without change in the total price applicable to the unexercised portion of the Option and with a corresponding adjustment in the Option price per share or other security unit.

     8.    Compliance with Post-Employment Obligations. The Optionee understands
           -------------------------------------------
and agrees that his or her rights hereunder are conditioned on continued compliance with all of his or her obligations to the Company, including obligations to protect the confidentiality of the Company's proprietary information and the proprietary information of any of the Company's affiliates and not to compete with the Company or any of its affiliates after the Optionee's employment with the Company or any of its affiliates has terminated. In furtherance of the Optionee's understanding and agreement, the Optionee further agrees that, if the Optionee breaches any post-employment confidentiality covenants or covenants not to compete with the Company or any of its affiliates, the Company shall be entitled, in addition to any other remedies it may then have available to it, to recover all profit realized by the Optionee as a result of exercises of the Option during the Optionee's last twelve (12) months of employment with the Company or any of its affiliates or at any time following termination of such employment.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and its corporate seal to be hereto affixed by its officer thereunto duly authorized, and the Optionee has hereunto set her hand and seal, all as of the day and year first above written.

                                  THE BOSTON BEER COMPANY, INC.



                                  By:
                                     -------------------------------------------
                                     C. James Koch, President



                                  ----------------------------------------------
                                  Optionee Signature



                                  ----------------------------------------------
                                  Name

Item 14. Exhibits, Financial Statement Schedules, and Reports on Form 8-K (Continued):

Exhibit 10.28 (Continued)
-------------------------


                                   EXHIBIT C
                                   ---------

                         THE BOSTON BEER COMPANY, INC.

                       RESTRICTED STOCK ESCROW AGREEMENT



     AGREEMENT entered into effective as of March 1, 1996 by and among THE BOSTON BEER COMPANY, INC. (the "Company"), FREDERICK H. GREIN, JR., the escrow agent (the "Escrow Agent") designated by the Company's Board of Directors (the "Board") acting pursuant to Section 3 of the Company's Employee Equity Incentive Plan (the "Plan"), acting for himself and any successor so designated, and the undersigned employee (the "Employee") of the Company or one of its subsidiaries.

     The Employee has previously purchased at a discount under a predecessor plan which has been assumed under the Plan shares of the Class A Common Stock ($0.01 par value) of the Company (the "Shares"). The Shares are subject to certain vesting and repurchase restrictions set forth in Section 8(g) of the Plan. Because of these restrictions, the Board, in accordance with the provisions of Section 8(e) of the Plan, is requiring that the Employee deposit with the Escrow Agent the certificates representing the Shares, together with a stock power or other instrument of transfer, appropriately endorsed in blank with signature guaranteed, under a deposit agreement requiring the Shares to be held in escrow subject to the Company's right to repurchase the Shares pursuant to Section 8(g) of the Plan.

     ACCORDINGLY, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Escrow Agent and the Employee agree as follows:

     1.    Deposit of Certificates for the Shares.  The Employee shall, upon his
           --------------------------------------
or her execution of this Agreement, deposit with the Escrow Agent:

           (i) certificates (the "Certificates") each representing that number of Shares vesting on each "Vesting Date" specified on the Vesting Schedule attached hereto as Schedule A (the "Vesting Schedule"); and
                        ----------

           (ii) for each such Certificate, a stock power or other instrument of transfer reasonably acceptable to the Escrow Agent, appropriately endorsed in blank with signature guaranteed.

     2.    Duties of Escrow Agent.  The Escrow Agent and any successor escrow
           ----------------------
agent designated by the Board (and the term "Escrow Agent" as used herein shall mean the Escrow Agent and any and all such successor escrow agents) shall hold the Certificates representing the Shares, deposited with him pursuant to paragraph 1, above, and shall dispose of the same in accordance with the provisions hereof and of the Plan. The Escrow Agent's duties shall be solely those duties specified herein and the Escrow Agent shall have no other duties or responsibilities. In particular, the Escrow Agent shall have no duty to the Employee with respect to amounts which may be owing to the Employee by the Company on account of Shares redelivered by the Escrow Agent to the Board.

     3.    Release of Shares from Escrow.
           -----------------------------

           (a)   In General.  So long as the Escrow Agent continues to hold any
                 ----------
of the Shares, the Company shall, within ten (10) business days after each "Vesting Date" specified on the Vesting Schedule, deliver to the Escrow Agent a statement, signed by a duly authorized officer of the Company, that the Employee was still employed by the Company or one of its subsidiaries as of such Vesting Date. Upon receipt of such certificate, the Escrow Agent shall deliver to the Employee a Certificate for the Shares then vested, together with the corresponding stock power or other instrument of transfer.

     If the Company shall not have delivered such a certificate to the Escrow Agent within said ten (10) business day period, the Escrow Agent shall, upon expiration of said ten (10) business day period, give written notice of such fact to the Company, with a copy to the Employee. The Company shall then have a further period of five (5) business days from the effective date of such notice to deliver to the Escrow Agent the statement called for by the preceding paragraph. If the Company shall not have so delivered such a statement within said further five (5) business day period, the Escrow Agent shall, upon the expiration thereof, deliver to the Board all Certificates and stock powers or other instruments of transfer then held by him pursuant to this Agreement. The effective date of the notice to be given by the Escrow Agent pursuant to this paragraph shall be the date on which the copy to the Employee is deposited in the United States mail, certified mail, postage prepaid, addressed to the Employee at the address set forth below, or such other address as to which the Escrow Agent shall similarly have been notified in writing by the Employee.

           (b)   Notification of Termination of Employment or Redemption.  If,
                 -------------------------------------------------------
at any time while this Agreement remains in effect, the Escrow Agent receives a written statement signed by a duly authorized officer of the Company that the Employee (i) is no longer employed by the Company or any of its subsidiaries, other than by reason of his or her retirement, disability or death, setting forth the date of termination of employment, or (ii) has caused the Company to redeem all of the shares in accordance with Section 6(f) of the Plan, the Escrow Agent shall forthwith deliver to the Board all Certificates and stock powers or other instruments of transfer then held by him pursuant to this Agreement, unless, in the case of termination of employment, the date of termination of employment set forth in such certificate is subsequent to a Vesting Date for which no Shares have yet been delivered to the Employee pursuant to subparagraph
(a), above, in which case, the Escrow Agent shall deliver:

                 (i) to the Employee a Certificate for the Shares so vested, together with the corresponding stock power or other instrument of transfer; and

                 (ii) to the Board the balance of the Certificates and powers or other instruments of transfer then held by him pursuant to this Agreement.

           (c)   Death or Disability of Employee. If the Escrow Agent receives a
                 -------------------------------
written statement signed by a duly authorized officer of the Company that the Employee has died or become disabled, the Escrow Agent shall deliver or cause to be delivered to the Employee or the executor of his estate, as applicable, all Certificates and all stock powers or other instruments of transfer then held by him pursuant to this Agreement.

     4.   Escrow Agent Right to Rely.  The Escrow Agent shall be entitled to
          --------------------------
rely on and act in accordance with certificates as to employment status signed by a duly authorized officer of the Company and in accordance with instructions of the Board if given in writing signed by a majority of the members of the Board.

     5.   Liability of Escrow Agent.  In the performance of his duties
          -------------------------
hereunder, the Escrow Agent shall incur no liability to the Employee or the Company for any action taken or omitted, except in the case of gross negligence or willful misconduct. The Company hereby agrees to reimburse the Escrow Agent for and indemnify and hold the Escrow Agent harmless from and against all expense, loss and liability which the Escrow Agent may pay or may by virtue of the performance of his duties hereunder.

     6.    Dividends and Voting Rights.  The Employee shall be entitled to vote
           ---------------------------
all Shares held by the Escrow Agent pursuant to this Agreement and to receive all dividends declared thereon.

     7.    Termination of Escrow.  The escrow created hereby and this Agreement
           ---------------------
shall terminate at such time as the Escrow Agent shall have released from escrow in accordance with the provisions of paragraph 3 of this Agreement, all of the Certificates and stock powers or other instruments of transfer originally deposited with the Escrow Agent pursuant to paragraph 1 hereof.

     IN WITNESS WHEREOF, the Escrow Agent and the Employee have hereunto set their hands and seals as of the day and year first above written.

COMPANY:                                 ESCROW AGENT:

THE BOSTON BEER COMPANY, INC.



By:
   --------------------------            ---------------------------------
                                         Frederick H. Grein, Jr.


                                         EMPLOYEE:



                                         ---------------------------------



                                         ---------------------------------
                                         Name



                                         ---------------------------------



                                         ---------------------------------
                                         Address

Item 14. Exhibits, Financial Statement Schedules, and Reports on Form 8-K (Continued):

Exhibit 10.28 (Continued)
-------------------------


                         THE BOSTON BEER COMPANY, INC.
                                  SCHEDULE A
                                      TO
                       RESTRICTED STOCK ESCROW AGREEMENT



Employee:



Aggregate Number of Shares Deposited in Escrow:



Vesting Dates and Shares Vesting On Each Vesting Date: